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EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-40838, 333-40846, 333-40868 and 333-66390 of Capstone Turbine Corporation on
Form S-8 of our report dated March 28, 2002, appearing in this Annual Report on Form 10-K for the year ended December 31, 2001.

/s/ DELOITTE & TOUCHE LLP


Los Angeles, California
March 29, 2002